Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Total Fund Solution, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Total Fund Solution for the period ended April 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Total Fund Solution for the stated period.

_______/s/ Michael J. Weckwerth ______ Michael J. Weckwerth President, Principal Executive Officer, Chairperson and Interested Trustee, Total Fund Solution	_________/s/ Kyle L. Kroken__________ Kyle L. Kroken Treasurer, Principal Financial and Accounting Officer, Total Fund Solution
Dated: ___7/5/2023_______

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Total Fund Solution for purposes of Section 18 of the Securities Exchange Act of 1934.